SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                           --------------------------


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): April 26, 1999


                       NL INDUSTRIES, INC.
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        (Exact name of registrant as specified in charter)



New Jersey                   1-640                    13-5267260
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(State or other       (Commission File No.)     (Employer ID No.)
jurisdiction of
incorporation)



16825 Northchase Dr., Suite 1200, Houston, Texas             77060
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(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code   (281) 423-3300


                          Not Applicable
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  (Former name or former address, if changed since last report)

Item 5.  Other Events.


         On April 26, 1999, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein in its entirety by this reference.




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (c)      Exhibits

                  (i)      Exhibit 99.1.    Press Release dated April 26, 1999.



                        *      *      *      *      *




                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    NL INDUSTRIES, INC.
                                                       (Registrant)



                                                    /s/Robert D. Hardy
                                                    ----------------------------
                                                    Robert D. Hardy
                                                    Vice President & Controller



Dated: April 26, 1999